SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             AUGUST 9, 2002
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Date of earliest event reported:            AUGUST 9, 2002
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                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                  1-13926                     76-0321760
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(State or Other Jurisdiction      (Commission                 (IRS Employer
    of Incorporation)             File Number)             Identification No.)


15415 KATY FREEWAY, HOUSTON, TEXAS                              77094
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code         (281) 492-5300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On August 9, 2002, Diamond Offshore Drilling, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company's jack-up drilling rig the Ocean King had experienced a well control event and fire while conducting routine operations offshore Louisiana on August 9, 2002. Emergency procedures were initiated and all personnel on board the rig were safely evacuated to another Company-owned rig in the area. The press release reported that the fire was put out and that a detailed damage assessment would be commenced as soon as it was safe to board the vessel. A full evaluation of any damage or related repairs may take several days to complete. Filed herewith is such press release.

         Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, may include, but are not limited to, statements regarding the current term, operating dates and periods of inactivity of the Company's drilling rigs and comments concerning future contracts and availability, insurance, actual or potential damage, injuries and pollution, recovery and remediation efforts and other aspects of the Company's drilling rigs. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)       Exhibits.

       Exhibit number          Description
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           99.1                Press release of August 9, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               DIAMOND OFFSHORE DRILLING, INC.

                               By: /s/ William C. Long
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                                   William C. Long
                                   Vice President, General Counsel & Secretary

Dated:  August 9, 2002














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                                 EXHIBIT INDEX


       Exhibit number          Description
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           99.1                Press release of August 9, 2002




















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